Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies
(22)	COMMITMENTS AND CONTINGENCIES

Payment under Non-cancelable Agreement

On April 27, 2017, the Group entered into a five-year agreement with Tsinghua University, under which ACG will support the research of the Research Institute of Future Education and Assessment at Tsinghua University under certain circumstances with funding support of RMB 50.0 million, out of which RMB 40.0 million have been paid and RMB 10.0 million will be paid in 2021.

Legal Proceedings

In March 2020, two of the Company’s shareholders, Alpha Advantage Global Limited (“Alpha”) and Dynamic Fame Limited (“Dynamic”) filed separate lawsuits with the Beijing Intermediate Court against the Company and Mr. Xiaofeng Ma, the chairman and chief executive officer of the Company relating to ATA Online Sale Transaction. The lawsuits claimed that the board of the directors of the Company did not have the right to approve ATA Online Sale Transaction, because the approval by unrelated shareholders was required, and that the ATA Online Business was worth more than the total consideration of US$200.0 million. As a result, the sale has resulted in loss to the plaintiffs.

The plaintiffs requested the overturn of all board resolutions of the Company regarding ATA Online Sale Transaction, Mr. Xiaofeng Ma to compensate RMB 95.0 million and RMB 5.0 million, respectively for the loss incurred by Alpha and Dynamic as a result of ATA Online Sale Transaction, and the Company and Mr. Xiaofeng Ma jointly bear the attorney’s fees of RMB 1.5 million and RMB 0.5 million respectively for Alpha and Dynamic, and other litigation costs incurred. The Company filed an application for jurisdiction objection for each of the foregoing two cases, which was not supported. As a result, these two cases will be heard by the Beijing Intermediate Court.

In addition, Alpha and Dynamic jointly filed a lawsuit with Ningbo Intermediate Court against Mr. Xiaofeng Ma, certain entities controlled by management members of ATA Online which were members of the buyer group, New Beauty Holdings Limited, a director of the Company, ChineseAll Digital Publishing Group Co., Ltd. and ATA Learning in connection with ATA Online Sale Transaction, and listed the Company and ATA Online as interested third parties. The plaintiffs requested the overturn of all related party transactions between the defendants and the Company relating to ATA Online Sale Transaction, and Mr. Xiaofeng Ma, the entities controlled by management members of ATA Online and ChineseAll Digital Publishing Group Co., Ltd. to return the equity interest of ATA Online and ATA Learning they acquired to ATA Learning and ATA BVI, as the case may be, and all defendants and the Company to jointly bear the attorney’s fees of the plaintiffs in the amount of RMB 15.0 million and other litigation cost. The case was transferred by the Ningbo Intermediate Court to the Beijing Intermediate Court for further proceeding. As of the date of statement, this case has not yet been heard.

While it is premature at this stage of the litigations to evaluate the likelihood of favorable or unfavorable outcomes and the Company believes that the plaintiffs’ claims are without any merits in their claims, the Company is actively preparing for the foregoing suits and shall defend itself against those allegations vigorously. In accordance with ASC Topic 450, no accrual of loss contingency was accrued as of December 31, 2020 since it is not probable that a liability has incurred and the amount of loss cannot be reasonably estimated.